UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2011

SPS COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN		55402
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 435-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 is being filed to amend and supplement the Current Report on Form 8-K of SPS Commerce, Inc., originally filed with the Securities and Exchange Commission on May 23, 2011, reporting the acquisition of Direct EDI LLC and indicating under Item 9.01(b) that the required pro forma financial information would be filed by amendment. This Amendment No. 1 is being filed to include such financial information.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The following pro forma financial information is filed herewith as Exhibit 99.4:

•	Unaudited pro forma condensed combined balance sheet as of March 31, 2011;

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010;

•	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2011; and,

•	Notes to unaudited pro forma condensed combined financial statements.

(d)	Exhibits

No.	Description

2.1*	Asset Purchase Agreement, dated as of May 17, 2011, by and between Direct EDI LLC and SPS Commerce, Inc.

23.1**	Consent of Sonnenberg & Company, CPAs, A Professional Corporation

99.1*	Press Release, dated May 18, 2011, announcing the completion of the acquisition

99.2*	Audited financial statements of Direct EDI as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010

99.3*	Unaudited financial statements of Direct EDI as of and for the three months ended March 31, 2011 and March 31, 2010

99.4**	Unaudited pro forma condensed combined financial statements and notes

*	Previously filed.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: June 22, 2011	By:	/s/ KIMBERLY K. NELSON
Kimberly K. Nelson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

No.	Description

2.1*	Asset Purchase Agreement, dated as of May 17, 2011, by and between Direct EDI LLC and SPS Commerce, Inc.

23.1**	Consent of Sonnenberg & Company, CPAs, A Professional Corporation

99.1*	Press Release, dated May 18, 2011, announcing the completion of the acquisition

99.2*	Audited financial statements of Direct EDI as of December 31, 2010 and December 31, 2009 and for the year ended December 31, 2010

99.3*	Unaudited financial statements of Direct EDI as of and for the three months ended March 31, 2011 and March 31, 2010

99.4**	Unaudited pro forma condensed combined financial statements and notes

*	Previously filed.
**	Filed herewith.